Exhibit 10.7

CELCUITY LLC

2012 EQUITY INCENTIVE PLAN

UNIT OPTION AGREEMENT

THIS UNIT OPTION AGREEMENT (“Option Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity LLC, a Minnesota limited liability company (the “Company”) and the person named below (the “Optionee”). The Option granted hereby is granted under the Celcuity LLC 2012 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, terms used in this Option Agreement that are defined in the Plan will have the meanings given to them in the Plan.

1.           Grant of Option. The Company hereby grants to the Optionee an option (the “Option”) to purchase the number of units of Membership Interest of the Company (the “Units”) set forth below, at the exercise price per Unit set forth below (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail.

Grant Number:	______________

Optionee:	______________________________________

Grant Date:	_______________, 20__

Vesting Commencement Date:	_______________, 20__

Total Number of Units Subject to the Option:	______________ Units

Exercise Price per Unit:	$_____ per Unit

Total Exercise Price:	$______________

Term/Expiration Date:	_______________, 20__

Earlier Expiration:	See Section 5.

2.           Vesting Schedule. This Option may be exercised, in whole or in part, in accordance with the following schedule:

(a)          Time-Based Vesting. This Option will vest and become exercisable:

[insert vesting schedule]

provided, however, that if the Optionee ceases to provide services to the Company before this Option has become exercisable with respect to all of the Units, no additional Units will vest after the termination of such services. A change in the capacity in which the Optionee renders service to the Company (for example, if the Optionee ceases to serve as an employee or governor but continues to provide services as a consultant or independent contractor) will not be deemed to be a cessation of service, and will not disrupt the vesting or exercisability of this Option.

(b)          Treatment Upon a Change in Control. In the event of a Change in Control of the Company, this Option will be subject to the following terms:

(i)          This Option will become exercisable in its entirety if a Change in Control of the Company occurs on or before the date the Optionee ceases to provide services to the Company.

(ii)         In the event of a Change in Control, the Committee administering the Plan may take any of the actions described in Section 12.2 of the Plan with respect to this Option.

3.           Exercise of Option.

(a)          Right to Exercise. This Option will be exercisable during its term in accordance with the vesting schedule set forth in Section 2 of this Option Agreement and with the applicable provisions of the Plan and this Option Agreement. This Option may not be exercised for a fraction of a unit. No portion of the Option which has not become vested and exercisable at the date of the Optionee’s termination of service to the Company will thereafter become vested and exercisable, except as may be set forth in a written agreement between the Company and the Optionee.

(b)          Duration of Exercisability. The installments provided in the vesting schedule set forth in Section 2 of this Option Agreement are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in Section 2 of this Option Agreement will remain vested and exercisable until this Option expires pursuant Section 5 of this Option Agreement.

(c)          Method of Exercise. This Option will be exercisable by delivery of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), stating the election to exercise the Option and the number of Units with respect to which the Option is being exercised (the “Exercised Units”), and containing such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice must be accompanied by payment of the aggregate Exercise Price as to all Exercised Units. The Optionee will also be required to make adequate provision for all withholding taxes relating to the exercise as a condition to the exercise of the Option. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and arrangement for the adequate provision for the withholding taxes relating to the exercise.

(d)          Issuance of Units. No Units will be issued pursuant to the exercise of the Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Units will be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Exercised Units.

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(e)          Restrictions on Exercise. This Option may not be exercised if the issuance of Units upon such exercise or the method of payment of consideration for such Units would constitute a violation of any applicable law.

(f)          Investment Representations. Unless the Units have been registered under the Securities Act at the time this Option is exercised, the Exercise Notice delivered to the Company by the Optionee will, if required by the Company, contain the investment representations included in the form of Exercise Notice attached hereto as Exhibit A.

4.           Method of Payment. The aggregate Exercise Price shall be payable in cash (including a personal check or certified or bank cashier’s check, payable to the order of the Company) or in such other manner as may be approved by the Board or Committee.

5.           Expiration of Option. This Option will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(a)          Expiration of Term of Option. The Term/Expiration Date set forth in Section 1 of this Option Agreement;

(b)          [Termination of Service without Cause. The expiration of three months from the date of the Optionee’s voluntary or involuntary termination of service to the Company, unless the Optionee’s service is terminated for Cause or such termination occurs by reasons of the Optionee’s death or Disability;]

(c)          Termination of Service for Cause. Except as the Board or Committee may otherwise approve, the date of the Optionee’s termination of service if the Optionee’s service is terminated for Cause;

(d)          Death or Disability. The expiration of one year from the date of the Optionee’s termination of service by reason of the Optionee’s death or Disability; or

(e)          Cancellation upon Change in Control. The cancellation of this Option by action of the Committee pursuant to Section 12.2 of the Plan, in connection with a Change in Control of the Company.

6.           Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7.           Membership Control Agreement. The Units issuable pursuant to the exercise of the Option will be subject to the terms and conditions of the Member Control Agreement between the Company and its members. Upon exercise of the Option, the Optionee agrees to become a party to the Member Control Agreement and be bound by the terms and conditions of the Member Control Agreement. The transfer of the Units issued upon exercise of this Option

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(including transfer by gift or operation of law) is subject to certain restrictions set forth in Article 14 of the Member Control Agreement.

8.           Withholding Taxes. The Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Units if such withholding amounts are not delivered at the time of exercise.

9.           NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, GOVERNOR, OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING UNITS HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, GOVERNOR, OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE OPTIONEE’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A GOVERNOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE LIMITED LIABILITY COMPANY LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.

10.         Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties regarding the acquisition of Units in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Optionee on that subject, with the exception of any other options previously granted and delivered to the Optionee under the Plan or any similar plan maintained by the Company or its Affiliates. This Option Agreement may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Minnesota.

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Signature page to Unit Option Agreement

By the Optionee’s signature and the signature of the Company’s representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Governors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Option Agreement.

The Optionee further agrees to notify the Company of any change in the Optionee’s residence address indicated below.

OPTIONEE:	CELCUITY LLC

By:
(Signature)	Title:

(Print Name)	(Print Name)

Address:	Address:
Celcuity LLC

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Exhibit A

CELCUITY LLC

2012 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

[To be completed and signed upon the exercise of the Option]

Celcuity LLC

_______________________

_______________________

1.           Exercise of Option. Effective as of the Exercise Date set forth below, the undersigned (the “Purchaser”) hereby elects to exercise the Purchaser’s Option to purchase units of Membership Interest (the “Units”) of Celcuity LLC (the “Company”) under and pursuant to the Celcuity LLC 2012 Equity Incentive Plan (the “Plan”) and the Unit Option Agreement bearing the Grant Number and Grant Date set forth below (the “Option Agreement”). The Option is being exercised with respect to the number of Units stated below (the “Exercised Units”).

Exercise Date:	_______________, 20__

Purchaser:	______________________________________

Grant Number:	______________

Grant Date:	_______________, 20__

Number of Exercised Units:	______________ Units

Exercise Price per Unit:	$_____ per Unit

Total Exercise Price:	$______________

2.           Delivery of Payment. The Purchaser herewith delivers to the Company the total Exercise Price for the Units, and any and all withholding taxes due in connection with the exercise of the Option, in cash (including a personal check or certified or bank cashier’s check, payable to the order of the Company).

3.           Representations of Purchaser. In connection with the purchase of the Units, the Purchaser represents to the Company as follows:

(a)          The Purchaser (i) acknowledges that the Purchaser has received, read and understood the Plan and the Option Agreement, (ii) agrees that the Units are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, and (iii) agrees to abide by and be bound by their terms and conditions.

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(b)          The Purchaser agrees (i) to provide such additional documents as the Company may require pursuant to the terms of the Plan, and (ii) to provide for the payment by the Purchaser to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of the Option.

(c)          The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Units.

(d)          The Purchaser is acquiring these Units for investment for the Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(e)          The Purchaser acknowledges and understands that the Units constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. The Purchaser further understands that the Units must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Units.

(f)          The Purchaser understands that the certificate evidencing the Units will be imprinted with a legend that prohibits the transfer of the Units unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

4.           Rights as Member. Until the issuance of the Units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or other distributions or any other rights as a member of the Company will exist with respect to the units of Membership Interest subject to the Option, notwithstanding the exercise of the Option. The Units will be issued to the Purchaser as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other distribution or other right for which the record date is prior to the date of issuance of the Units.

5.           Company’s Right of First Refusal. Before any Units held by the Purchaser or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) will have a right of first refusal to purchase the Units on the terms and conditions set forth in Article 14 of the Company’s Member Control Agreement.

6.           Tax Consultation. The Purchaser understands that the Purchaser’s purchase or disposition of the Units will have certain tax consequences, some of which may be adverse tax consequences. The Purchaser represents that the Purchaser has consulted with any tax consultants the Purchaser deems advisable in connection with the purchase or disposition of the Units and that the Purchaser is not relying on the Company for any tax advice.

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7.           Restrictive Legends and Stop-Transfer Orders.

(a)          Legends. The Purchaser understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Units together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE MEMBER CONTROL AGREEMENT BETWEEN THE ISSUER AND ITS MEMBERS, INCLUDING THE ORIGINAL HOLDER OF THESE UNITS, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE UNITS.

(b)          Stop-Transfer Notices. The Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)          Refusal to Transfer. The Company will not be required (i) to transfer on its books any Units that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Units or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Units are transferred in violation of any of the provisions of this Exercise Notice.

8           Binding Effect. Subject to the restrictions on transfer herein set forth, this Exercise Notice will inure to the benefit of and be binding upon the Purchaser and his or her heirs, executors, administrators, successors and assigns.

9.           Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and the Purchaser. This Option Agreement is governed by the internal substantive laws but not the choice of law rules, of the State of Minnesota.

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Signatures to Exercise Notice

[To be signed upon the exercise of the Option]

Submitted by:	Accepted by:

PURCHASER:	CELCUITY LLC

By:
(Signature)	Title:

(Print Name)	(Print Name)

Address:	Address:
Celcuity LLC

(Date Received)

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